Rule 497(e)

Registration No. 002-23727

The GAMCO Mathers Fund (the “Fund”)

Supplement dated May 30, 2013, to the Class AAA Prospectus dated April 30, 2013

Effective immediately, the following replaces the first sentence of the fourth paragraph under the “Principal Investment Strategies” sub-section in the “Summary of the Fund” section and the first sentence of the fourth paragraph under the “Investment Objective, Investment Strategies, and Related Risks” section:

“The Fund may make short sales of equity securities, including exchange-traded funds (“ETFs”), in amounts of up to 75% of the value of the Fund’s net assets as determined at the time of the short sale.”

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Please retain this Supplement with your Prospectus for future reference